NON-STANDARD

NAVY COOPERATIVE RESEARCH AND DEVELOPMENT AGREEMENT

BETWEEN

NAVAL MEDICAL RESEARCH CENTER ("NMRC")

AND

NUCYCLE THERAPY, INC. ("NUCYCLE")

AND

FRAUNHOFER USA, INC. ("FRAUNHOFER")
AGREEMENT TITLE: Evaluation of oral efficacy of plant-made anthrax vaccine in human volunteers vaccinated with AVA.

AGREEMENT NUMBER: NMR-04-1954

AGREEMENT ADMINISTRATORS:

NAVAL MEDICAL RESEARCH CENTER

Technology Transfer Office:     Dr. Charles Schlagel, Code OOT, 301-319-7428

Legal Counsel:               Joseph K. Hemby, Jr., Esq., Code OOL, 301-319-7429

Principal Investigator:          Capt. Darrell Galloway, Code 06,301-231-6711

NUCYCLE THERAPY, INC.

Preferred Contact:          Dr. Orn Adalsteinsson, 610-925-0545

Legal Counsel:               Dr. Brenda Herschbach Jarrell, 617-248-5175

Principal Investigator:          Dr. Orn Adalsteinsson, 610-925-0545

FRAUNHOFER USA, INC.

Preferred Contact:     Dr. Vidadi Yusibov, 302-369-3766

Principal Investigator:     Dr. Vidadi Yusibov, 302-369-3766

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This Page Intentionally Left Blank.

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TABLE OF CONTENTS

PREAMBLE

Article 1.     DEFINITIONS

1.1     "Agreement"

1.2     "Affiliate"

1.3     "Classified Information"

1.4     "Co-Exclusive License"

1.5     "Collaborator"

1.6     "Controlled Unclassified Information (CUI)"

1.7     "Cooperative Work"

1.8     "Data"

1.9     "Effective Date"

1.10     "Evaluation"

1.11     "Exclusive License"

1.12     "Field"

1.13      "Government"

1.14      "Government Purpose Rights"

1.15     "Information"

1.16     "Intellectual Property"

1.17     "Invention"

1.18     "Invention Disclosure"

1.19     "Made"

1.20     "Militarily Critical Technologies (MCT)"

1.21     "NIH Grant"

1.22      "Non-Subject Data"

1.23     "Non-Subject Invention"

1.24     "Patent Application"

1.25     "Principal Investigator (PI)"

1.26     "Proprietary Information"

1.27     "Restricted Access Information"

1.28     "Subject Data"

1.29     "Subject Invention"

1.30     "Tangible Property"

1.31     "Unlimited Rights"

Article 2.     OBJECTIVES

Article 3.     RESPONSIBILITIES

3.1     NMRC Personnel and Facilities

3.2     FRAUNHOFER Personnel and Facilities

3.2     NUCYCLE Personnel and Facilities

3.3     Security Regulations and Directives

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Article 4.     REPRESENTATIONS AND WARRANTIES

4.1     NMRC's Representations and Warranties

4.2     FRAUNHOFER's Representations and Warranties

4.3     NUCYCLE's Representations and Warranties

4.3     Joint Representations

Article 5.     FUNDING

Article 6.     REPORTS AND PUBLICATIONS

6.1     Interim Reports

6.2     Final Reports

6.3     Agreement to Confer Prior to Publication or Public Disclosure

6.4     Classified Information

Article 7.     INTELLECTUAL PROPERTY

7.1     Data

7.1.1 General Provisions Applying to All Data

7.1.1.1 Ownership

7.1.1.2 No Implied License

7.1.1.3 Marking of Data

7.1.1.3.1 Data Provided With Less Than Unlimited Rights

7.1.1.3.2 NUCYCLE Data That are Proprietary Information

7.1.1.3.3 FRAUNHOFER's Data That are Proprietary Information

7.1.1.3.4 Data that are Restricted Access Information

7.1.1.3.5 Data That are Subject to 35 USC 205

7.1.1.3.6 Data That are Classified Information, CUI, MCT, or Otherwise Restricted

7.1.1.4 Protection of Data

7.1.1.5 Shared Data

7.1.1.6 Release of Data Under the Freedom of Information Act

7.1.2 Subject Data

7.1.2.1 Delivery of Requested Subject Data

7.1.2.2 Rights in Subject Data

7.1.3 Rights in Non-Subject Data

7.2     Copyrights

7.2.1 Copyright by NUCYCLE and FRAUNHOFER

7.2.2 Copyright License to the Government

7.2.3 Copyright Statement

7.3     Trademarks and Service Marks

7.3.1 Ownership of Trademarks and Service Marks

7.3.2 Obligation of Employees to Report Trademarks and Service Marks

7.3.3 Obligation of Collaborators to Notify Each Other

7.3.4 Responsibility of Filing an Application for Trademark or Service Mark

7.3.5 License to Use Trademark or Service Mark

7.4     Subject Inventions

7.4.1 Obligation to Report Subject Inventions

7.4.1.1 Collaborators' Instruction to Employees

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7.4.1.2 Timely Invention Disclosures by Inventors

7.4.1.3 Obligation to Provide Invention Disclosure to the Other Collaborators

7.4.2 Determination of Subject Inventions

7.4.3 Title to and Ownership of Subject Inventions

7.4.4 Filing of Patent Applications

7.4.4.1 Filing of Patent Applications on Solely Made Inventions

7.4.4.2 Filing of Patent Applications on Jointly Made Inventions

7.4.4.3 Preserving Intellectual Property Rights

7.4.4.4 Filing Deadlines

7.4.4.5 Copies and Inspection

7.4.4.5.1     Copies of Prosecution Papers

7.4.4.5.2 Access to Patent Application File and Right to Make Copies

7.4.4.6 Rights of Inventors if the Collaborators Decline to File a Patent Application

7.4.5 Nonexclusive License to Subject Inventions

7.4.5.1 Nonexclusive License Grant

7.4.5.2 Confirmatory Nonexclusive License Agreement

7.4.6 Option for Exclusive License to Subject Inventions

7.4.7 Limitation on Assignment of Licenses Granted Under This Agreement

7.4.8 Termination of License Granted and Cancellation of Exclusive License Option to Subject Inventions

7.4.8.1 Exclusive Licenses and Exclusive License Option

7.4.8.2 Nonexclusive Licenses

7.5 Non-Subject Inventions

7.5.1 Ownership of Non-Subject Inventions

7.5.2 Rights Under Other Agreements

7.5.3 No License to Non-Subject Inventions

7.5.4 Preexisting Non-Subject Inventions Pertinent to the Cooperative Work

7.6 Research License

Article 8.     TANGIBLE PROPERTY

8.1     Title to Preexisting Tangible Property

8.2     Tangible Property Purchased by Collaborators to Perform the Cooperative Work

8.3     Title to Developed Tangible Property

8.4     Tangible Property Operational and Disposition Costs

8.5     Disposal of Tangible Property

Article 9.     LIABILITY

9.1     Extent of Government Liability

9.2     Extent of Non-Navy Collaborators Liability

9.3     Force Majeure

Article 10.     GENERAL PROVISIONS

10.1     Characteristics of the Agreement

10.1.1      Entire Agreement

10.1.2      Severability

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10.1.3 Interpretation of Headings

10.2      Agreements Between Collaborators

10.2.1 Governing Laws

10.2.2 Independent Parties/Entities

10.2.3 Assignment /Subcontracting

10.2.4 Disputes

10.2.4.1 Settlement and Resolution

10.2.4.2 Continuation of Cooperative Work

10.2.5 Waivers

10.2.6 Use of Name or Endorsements

10.3     Environment, Safety, and Health

10.4     U.S. Competitiveness

10.5      Public Release of This Agreement

Article 11.     MODIFICATIONS AND NOTICES

11.1      Amendments

11.2     Termination

11.2.1 Termination by Mutual Consent

11.2.2 Unilateral Termination

11.3     Notices

Article 12.     SURVIVING PROVISIONS

Article 13.     DURATION

Article 14.     SIGNATURES

Appendix A Statement of Work

Appendix B Confirmatory License Agreement

Appendix C Third Party Agreement

Appendix D Funding Agreement

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NON-STANDARD

NAVY COOPERATIVE RESEARCH AND DEVELOPMENT AGREEMENT

BETWEEN

NAVAL MEDICAL RESEARCH CENTER
AND

NUCYCLE THERAPY, INC.
AND

FRAUNHOFER USA, INC.

PREAMBLE

Under authority of the U.S. Federal Technology Transfer Act of 1986 (Public Law 99-502, 20 October 1986, as amended), Naval Medical Research Center, located at 503 Robert Grant Avenue, Silver Spring, MD 20910, USA (NMRC), and NUCYCLE Therapy, Inc., whose corporate headquarters are located at 415 McFarlan Rd., Kennett Sq., PA 19348,USA (NUCYCLE), and Fraunhofer USA, Inc., Center for Molecular Biotechnology, whose corporate headquarters are located at 9 Innovation Way, Newark, DE 19711, USA (FRAUNHOFER), enter into this Cooperative Research and Development Agreement (CRADA), which shall be binding upon all Collaborators and their assignees according to the clauses and conditions hereof and for the term and duration set forth.

The U.S. Federal Technology Transfer Act of 1986, as amended, provides for making the expertise, capabilities, and technologies of U.S. Federal laboratories accessible to other Federal agencies; units of State or local government; industrial organizations (including corporations, partnerships and limited partnerships, and industrial development organizations); public and private foundations; nonprofit organizations (including universities); or other persons in order to improve the economic, environmental, and social well-being of the United States by stimulating utilization of U.S. Federally funded technology developments and/or capabilities.

NMRC has extensive expertise, capabilities, and information in evaluating target polypeptides expressed from plant viral constructs using various mosaic virus vectors for biodefense applications, and, in accordance with the U.S. Federal Technology Transfer Act, desires to make this expertise and technology available for use in the public and private sectors.

FRAUNHOFER has extensive expertise, capabilities, and know-how in engineering and expressing of target polypeptides in plants using various mosaic virus vectors for biodefense applications. In addition, Fraunhofer has developed carrier systems that improve not only pathogen-specific immunogenicity but also economics and time efficiency of target production.

NUCYCLE has the interest, resources, capabilities, and technical expertise to transition the results of this research and development for public use.

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Fraunhofer CMB under the Discretionary Funds Grant from Fraunhofer USA have engineered and developed a candidate vaccine against anthrax using thermostable carrier molecule for which purpose the evaluations in humans under this Agreement is sought.

NOW THEREFORE, the Collaborators agree as follows.

Article 1.     DEFINITIONS

As used in this Agreement, the following terms shall have the meanings defined below, which are equally applicable to both the singular and plural forms of nouns or any tense of verbs.

1.1     "Agreement" means this Cooperative Research and Development Agreement (CRADA) with its Appendices.

1.2 "Affiliate" means any corporation, firm, limited liability company, partnership or other entity that is directly or indirectly controlled by NUCYCLE. Control for this purpose means ownership, directly or through one or more affiliated entities, or greater than fifty percent (50%) of the shares of stock entitled to vote for the election of directors in the case of a corporation, or more than fifty percent (50%) of the equity interests in the case of any other type of legal entity, or any other arrangement whereby a Party controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity.

1.3     "Classified Information" means all Data classified in accordance with the national security laws of the United States.

1.4     "Co-Exclusive License" means the grant by the owner of Intellectual Property of an equal joint Exclusive License to two entities.

1.5 "Collaborator" means NMRC and its employees as a participant or NUCYCLE and its employees as a participant or FRAUNHOFER and its employees as a participant each as respectively represented and bound by the signatories of this Agreement.

1.6 "Controlled Unclassified Information" or "CUP" means Government Data, Information, or materials provided to or resulting from this Agreement that may be export controlled, sensitive, for official use only, or otherwise protected by law, executive order, or regulation.

1.7 "Cooperative Work" means research, development, engineering, or other tasks performed under this Agreement by NMRC or NUCYCLE or FRAUNHOFER working individually or together, pursuant to the Objectives (Article 2) and the Statement of Work (Appendix A).

1.8     "Data" means recorded information of any kind regardless of the form or method of the recording, including computer software and sequences.

1.9     "Effective Date" means the date of the last signature of the Collaborators executing this Agreement.

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1.10 "Evaluation" means advice and interpretation of Data provided by NMRC to FRAUNHOFER and/or NUCYCLE for the Field.

1.11 "Exclusive License" means the grant by the owner of Intellectual Property of the exclusive right to make, use, or sell a patented invention. As used in this Agreement, "Exclusive License" includes both an Exclusive License granted to either NUCYCLE or FRAUNHOFER subject to a non-exclusive license to the other one of NUCYCLE or FRAUNHOFER and Co¬Exclusive License granted to both NUCYCLE and FRAUNHOFER, unless otherwise specified.

1.12     "Field" means the discovery, development, manufacture, Evaluation of various plant virus constructs expressing thermostable lichenase gene that have pieces of anthrax protective antigen and/or lethal factor present for use as vaccines.

1.13 "Government" means the Government of the United States of America.

1.14 "Government Purpose Rights" means the right of the Government to use, duplicate, or disclose Data, in whole or in part, and in any manner, for Government purposes only, and to have or permit others to do so for Government purposes only. Government Purpose Rights includes competitive procurement, but does not include the right to have or permit others to use Data for commercial purposes.

1.15     "Information" means all data, trade secrets, and commercial and financial information. (Chapter 5 Subsection II of Title 5 USC)

1.16     "Intellectual Property" means the property of ideas, examples of which include, but are not limited to, patents, trademarks, copyrights, software and trade secrets.

1.17 "Invention" means any invention or discovery that is or may be patentable or otherwise protected under Title 35, United States Code, or any novel variety of plant that is or may be patentable under the Plant Variety Protection Act. [15 USC 3703(9)]

1.18 "Invention Disclosure" means the document identifying and describing to organizational management the Making of an Invention.

1.19 "Made" when used in conjunction with any Invention means the conception or first actual reduction to practice of such Invention, whether or not it is jointly made with two or more Collaborators or by one Collaborator. [15 USC 3703(10)]

1.20 "Militarily Critical Technologies" or "MCT" means those technologies identified in the Militarily Critical Technologies List and under the Export Administration Act of 1979, as amended.

1.21     "DF Grant" means Discretionary Grant,.

1.22 "Non-Subject Data" means any Data that are not Subject Data.

1.23     "Non-Subject Invention" means any Invention that is not a Subject Invention.

1.24     "Patent Application" means an application for patent protection for an Invention with any domestic or foreign patent-issuing authority.

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1.25     "Principal Investigator" or "PI" means that person having the responsibility for the performance of the Cooperative Work on behalf of a Collaborator.

1.26 "Proprietary Information" means information that embodies trade secrets developed at private expense or business, commercial, or financial information that is privileged or confidential, provided that such information:

is not known or available from other sources without obligations concerning its confidentiality;

has not been made available by the owners to others without obligation concerning its confidentiality;

is not already available to the Government without obligation concerning its confidentiality; and

has not been developed independently by persons who have had no access to the information. (FAR/DFARS Definition)

1.27 "Restricted Access Information" means Subject Data generated by NMRC that would be Proprietary Information if the Information had been obtained from a non-Federal Collaborator participating in a CRADA (15 USC 3710a). Under 15 USC 3710a(c)(7)(B), the Collaborators mutually may agree to provide appropriate protection to Subject Data generated by NMRC (Restricted Access Information) against public dissemination or release under the Freedom of Information Act (FOIA) for a period of up to five (5) years after development of the Information.

1.28     "Subject Data" means that Data first recorded in the performance of the Cooperative Work.

1.29 "Subject Invention" means any Invention Made in the performance of the Cooperative Work.

1.30     "Tangible Property" means personal or real property that can be physically touched or held.

1.31 "Unlimited Rights" means the right to use, modify, reproduce, release, disclose, perform, or display Data or Computer Programs in whole or in part, in any manner and for any purpose whatsoever, and to have or permit others to do so.

1.32 "Third Party" means a Non-Navy participant who is not a Collaborator but who works on behalf of NUCYCLE (for example, an Affiliate, service provider or testing laboratory) or FRAUNHOFER (for example a service provider or testing laboratory) and is bound to this Agreement as provided in Appendix C.

Article 2.     OBJECTIVES

NMRC, FRAUNHOFER and NUCYCLE desire to evaluate Fraunhofer's candidate anthrax vaccine for its capacity to boost pathogen-specific immune responses in individuals vaccinated against anthrax upon non-invasive oral administration.

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Article 3.     RESPONSIBILITIES

The Collaborators shall provide personnel, facilities, and equipment necessary for, and shall perform, the Cooperative Work.

3.1     NMRC Personnel and Facilities

The Cooperative Work done by NMRC will be performed under the program guidance of Dr. Darrell Gallway, PI, NMRC, Code 06, who has the responsibility for the scientific and technical conduct of the Cooperative Work performed within the facilities of NMRC or done on behalf of NMRS by third parties in support of this Agreement. NMRC via its PI, shall perform the efficacy and safety testing in human volunteers required in the Statement of Work detailed in Appendix A, including Assessing increase in the levels of pathogen-specific lgG and IgA as well as neutralizing antibodies and provide its Evaluation in writing to NUCYCLE to enable the further development of this project.

3.2     NUCYCLE Personnel and Facilities

NUCYCLE personnel who perform Cooperative Work at NUCYCLE 's facilities or an Affiliate's facilities will be supervised by Dr. Orn Adalsteinsson, Pl.

3.3     FRAUNHOFER Personnel and Facilities

FRAUNHOFER personnel who perform Cooperative Work at its facilities will be supervised by Dr. Vidadi Yusibov, PI. It is expected that Data from viral constructs will be Evaluated by NMRC's Pl.

NMRC personnel who perform Cooperative Work at NUCYCLE's or FRAUNHOFER's facilities will be supervised by Dr. Darrell Gallway, PI.

3.4     Security Regulations and Directives

Each Collaborator will abide by the safety and security regulations and directives of the host facility in which the Cooperative Work is being performed.

Article 4.     REPRESENTATIONS AND WARRANTIES

4.1     NMRC's Representations and Warranties

NMRC hereby warrants and represents to NUCYCLE and FRAUNHOFER under this Agreement as follows:

4.1.1 NMRC is a Federal laboratory of the U.S. Department of the Navy (Navy) as defined by 15 USC 3710a(d)(2)(A) and Department of Defense Instruction 5535.8, dated May 14, 1999.

4.1.2 The performance of the activities specified by this Agreement is consistent with the development and testing of tools for the detection of biological threat

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agents and technology transfer missions of NMRC (15 USC 3710a).

4.1.3 The Department of the Navy official executing this Agreement for NMRC has the requisite power and authority to enter into this Agreement and to bind NMRC to perform according to the terms of this Agreement.

4.2     FRAUNHOFER's Representations and Warranties

FRAUNHOFER hereby warrants and represents to NMRC and NUCYCLE as follows:

4.2.1 FRAUNHOFER is directly or indirectly controlled by a foreign company in Germany [Executive Order 12591, Section 4 (a)]. FRAUNHOFER is a non-profit Contract Research organization which as of the Effective Date of this Agreement, is a corporation duly organized, validly existing, and in good standing under the laws of Road Island, USA, with Headquarters in Plymouth, MI.

4.2.2 The official executing this Agreement for FRAUNHOFER has the requisite power and authority to enter into this Agreement and to bind FRAUNHOFER to perform according to the terms of this Agreement.

4.2.3 The Board of Directors of FRAUNHOFER USA have taken all actions required by law, its Certificate or Articles of Incorporation, its bylaws or otherwise, to authorize the execution and delivery of agreements, such as this Agreement.

4.2.4 The execution and delivery of this Agreement does not contravene any material provision of, or constitute a material default under, any agreement binding on FRAUNHOFER. Furthermore, the execution and delivery of this Agreement does not contravene any material provision of, or constitute a material default under, any valid order of any court, or any regulatory agency or other body having authority to which FRAUNHOFER is subject.

4.2.5 FRAUNHOFER is not presently subject to debarment or suspension by any agency of the Government. Should FRAUNHOFER be debarred or suspended during the term of this Agreement or thereafter, FRAUNHOFER will notify NMRC within thirty (30) days of receipt of a final notice. NMRC may then elect to terminate this Agreement and any licenses and options granted under this Agreement.

4.2.6 FRAUNHOFER is not a small business as defined in 15 USC 632 and implementing regulations (13 CFR 121.101 et seq.) of the Administrator of the Small Business Administration.

4.3     NUCYCLE's Representations and Warranties

NUCYCLE hereby warrants and represents to NMRC and FRAUNHOFER as follows:

4.3.1 NUCYCLE is not controlled directly or indirectly by a foreign company or government NUCYCLE, as of the Effective Date of this Agreement, is a corporation duly organized, validly existing, and in good standing under the laws of Delaware, USA.

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4.3.2 The official executing this Agreement for NUCYCLE has the requisite power and authority to enter into this Agreement and to bind NUCYCLE to perform according to the terms of this Agreement.

4.3.3 The Board of Directors and stockholders of NUCYCLE have taken all actions required by law, its Certificate or Articles of Incorporation, its bylaws or otherwise, to authorize the execution and delivery of agreements, such as this Agreement.

4.3.4 The execution and delivery of this Agreement does not contravene any material provision of, or constitute a material default under, any agreement binding on NUCYCLE Furthermore, the execution and delivery of this Agreement does not contravene any material provision of, or constitute a material default under, any valid order of any court, or any regulatory agency or other body having authority to which NUCYCLE is subject.

4.3.5 NUCYCLE is not presently subject to debarment or suspension by any agency of the Government. Should NUCYCLE be debarred or suspended during the term of this Agreement or thereafter, NUCYCLE will notify NMRC within thirty (30) days of receipt of a final notice. NMRC may then elect to terminate this Agreement and any licenses and options granted under this Agreement.

4.3.6 NUCYCLE is not a small business as defined in 15 USC 632 and implementing regulations (13 CFH 121.101 et seq.) of the Administrator of the Small Business Administration.

4.4     Joint Representations

The Collaborators make the following representations.

4.4.1 There is no express or implied warranty as to any research, Invention, or product, whether tangible or intangible. In particular, the Collaborators make no express or implied warranty as to the merchantability or fitness for a particular purpose of any research, Invention, or product, whether tangible or intangible. Likewise, the Collaborators make no express or implied warranty as to any Cooperative Work, Subject Invention, Subject Data, or other product resulting from the Cooperative Work.

4.4.2 The use and dissemination of Information and materials exchanged under this Agreement will be in accordance with all U.S. laws and regulations, including those pertaining to national security and export control. Nothing in this Agreement shall be construed as a license to export Information or to permit any disclosure in violation of law, regulation, or Department of Defense policy. Each exporting Collaborator is responsible for obtaining any export licenses that may be required by U.S. Federal law.

Article 5.     FUNDING

NMRC will fund its own efforts, and NUCYCLE's and FRAUNHOFER's efforts will be funded as described in Appendix D.

Article 6.     REPORTS AND PUBLICATIONS

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6.1     Interim Reports.

NUCYCLE shall submit no interim written reports to NMRC or to FRAUNHOFER on the progress of the Cooperative Work as mutually agreed.

FRAUNHOFER shall submit interim written reports to NUCYCLE and NMRC on the progress of the Cooperative Work as mutually agreed.

NMRC shall submit quarterly interim written reports to FRAUNHOFER on the progress of the Cooperative Work as mutually agreed.

6.2     Final Reports

NUCYCLE shall submit a final report to NMRC and FRAUNHOFER within four (4) months of the completion, termination, or expiration of this Agreement that includes the results obtained and a list of all Subject Inventions Made. A copy of this final report may be provided to NIB.

FRAUNHOFER shall submit a final report to NMRC and NUCYCLE within four (4) months of the completion, termination, or expiration of this Agreement that includes the results obtained and a list of all Subject Inventions Made.

NMRC shall submit a final report to NUCYCLE and FRAUNHOFER within four (4) months of the completion, termination, or expiration of this Agreement that includes the results obtained and a list of all Subject Inventions Made.

6.3     Agreement to Confer Prior to Publication or Public Disclosure

The Collaborators agree to confer and consult prior to any publication or public disclosure of Subject Data to ensure that no Proprietary Information, Restricted Access Information, Government Classified Information, CUI, or MCT Information is released and that patent rights are not compromised. Prior to any such publication or public disclosure of Subject Data, each Collaborator shall be offered a period not less than fifteen (15) days and not to exceed thirty (30) days, unless otherwise mutually agreed in writing by the Collaborators, to review any proposed abstract, publication, presentation, or other document for public disclosure that contains Subject Data. For the purposes of this Article, the term "disclosure" shall include, but not be limited to, submission of any manuscript for peer review prior to publication. It is the responsibility of the Collaborator intending to make public disclosure of Subject Data to notify the other Collaborators of such intent.

If a Collaborator objects to a proposed public disclosure, that Collaborator must so notify the disclosing Collaborator(s) within thirty (30) days of the date of notice of intent to disclose publicly. If no objection is received by the Collaborator intending to make public disclosure, concurrence is assumed. If a Collaborator objects on the grounds that patent rights may be compromised, a Patent Application must be filed by the responsible Collaborator within ninety (90) days of the date of notification of intent to make public disclosure, or by another date mutually agreed to by the Collaborators. If a Collaborator objects to the release of information on the grounds that the Information is Proprietary Information, Restricted Access Information, or Information whose dissemination is restricted by U.S. security laws or regulations, disclosure shall be postponed until the Information no longer meets the definitions of Proprietary

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Information, Restricted Access Information, or is no longer covered by U.S. security laws or regulations.

6.4     Classified Information

Any presentation that includes Subject Data that are Classified Information or otherwise restricted Data must have prior review and approval by NMRC pursuant to the pertinent security laws, regulations, and directives.

Article 7.     INTELLECTUAL PROPERTY

7.1     Data

7.1.1 General Provisions Applying to All Data

7.1.1.1 Ownership

Each Collaborator shall have title to all Data generated by that Collaborator.

7.1.1.2 No Implied License

Unless otherwise specifically provided, the Collaborators agree that the exchange of Data of any kind does not confer a license to any Invention claimed in any patent or Patent Application or to the subject matter of any copyright, trademark/service mark, or other form of Intellectual Property protection.

7.1.1.3 Marking of Data

7.1.1.3.1 Data Provided With Less Than Unlimited Rights

Each Collaborator shall mark all Data that it provides with less than Unlimited Rights with a marking that clearly identifies the limited rights.

7.1.1.3.2 NUCYCLE Data That are Proprietary Information

NUCYCLE shall place a proper proprietary marking on each medium used for recording Data that NUCYCLE delivers to NMRC under this Agreement that NUCYCLE asserts is Proprietary Information such that:

(a) For Non-Subject Data that are NUCYCLE's Proprietary Information, the marking shall read:

"PROPRIETARY INFORMATION OF NUCYCLE - NMRC AND FRAUNHOFER MAY USE ONLY FOR PURPOSE OF CRADA NUMBER 'NCRADA-NMRC-44-1954' AND THE NIH GRANT".

(b) For Subject Data that are NUCYCLE Proprietary Information, the marking shall read:

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"PROPRIETARY INFORMATION OF NUCYCLE - GOVERNMENT HAS GOVERNMENT PURPOSE RIGHTS UNDER CRADA NUMBER 'NCRADA-NMRC-04-1954' AND FRAUNHOFER HAS RIGHTS UNDER THIS CRADA."

(c) All Collaborators together shall confer to determine if such marking is appropriate, with reference to the Definition of Proprietary Information in Article 1.

7.1.1.3.3          FRAUNHOFER Data That are Proprietary Information

FRAUNHOFER shall place a proper proprietary marking on each medium used for recording Data that FRAUNHOFER delivers to NMRC under this Agreement that FRAUNHOFER asserts is Proprietary Information such that:

(a) For     Non-Subject     Data     that     are FRAUNHOFER's Proprietary Information, the marking shall read:

"PROPRIETARY INFORMATION OF FRAUNHOFER - NMRC AND NUCYCLE MAY USE ONLY FOR PURPOSE OF CRADA NUMBER `NCRADA NMRC-04-1954"';

(b) For Subject Data that are FRAUNHOFER’s Proprietary Information, the marketing shall read:

"PROPRIETARY INFORMATION OF FRAUNHOFER - GOVERNMENT HAS GOVERNMENT PURPOSE RIGHTS UNDER CRADA NUMBER 'NCRADA - NMRC-04 1954' AND NUCYCLE HAS RIGHTS UNDER THIS CRADA.";

(c) All Collaborators together shall confer to determine if such marking is appropriate, with reference to the Definition of Proprietary Information in Article 1.

7.1.1.3.4 Data That Are Restricted Access Information

NUCYCLE or FRAUNHOFER shall request in writing if it wishes Subject Data generated by NMRC to be marked as Restricted Access Information. All Collaborators together shall confer to determine if such marking is appropriate, with reference to the Definitions of Restricted Access Information in of Article 1. If the Collaborators mutually agree to the marking, then NMRC shall mark the Restricted Access Information as:

"RESTRICTED ACCESS INFORMATION - PROTECT IN ACCORDANCE WITH CRADA NUMBER "NCRADA-NMRC-04-1954" UNTIL [August 15, 2007.

7.1.1.3.5 Data that are Subject to 35 USC 205

NMRC shall mark Data it provides under this Agreement that disclose one or more Inventions in which the Government owns or may own a right, title or interest, and that are subject to confidentiality under 35 USC 205. Such Data shall be marked:

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"Naval Medical Research Center DATA PROTECTED FROM RELEASE OR DISCLOSURE UNDER 35 USC 205."

7.1.1.3.6     Data that are Classified Information, CUI, MCT, or Otherwise Restricted

Each Collaborator shall mark all Data that are Classified Information, CUI, MCT, or otherwise restricted by U.S. security or export control laws or regulations that it provides under this Agreement.

7.1.1.4     Protection of Data

Except for the rights granted in Article 7.1.2.2, Data shall be protected in accordance with the proper markings of its owner and as provided by, at a minimum, the requirements of 15 USC 3710a. Proprietary Information will be protected only if it is properly marked as such. Information provided in intangible form that is Proprietary Information must be designated Proprietary Information at the time it is delivered, followed within thirty (30) days by a writing summarizing the exact Information to be protected. The Collaborator receiving Information in an intangible form that is designated as Proprietary Information shall be responsible for protecting the Information as Proprietary Information during the thirty (30) day notification period. After the thirty (30) day period, if no written summary has been received, the receiving Collaborator need not continue to protect the Information received in intangible form.

Restricted Access Information shall be protected from public dissemination for up to five (5) years, as mutually agreed.

Classified Information, CUT, MCT, or otherwise restricted Information shall be protected in accordance with the security laws of the United States.

7.1.1.5 Shared Data

For performance of the Cooperative Work of this Agreement, Data supplied by any Collaborator to another Collaborator may be disclosed to all Collaborators of the Agreement without notification to the supplying Collaborator. All Collaborators may discuss among each other any shared Data.

7.1.1.6 Release of Data Under the Freedom of Information Act.

Data in the possession of NMRC that are not marked CUI, Proprietary Information of NUCYCLE or FRAUNHOFER or Restricted Access Information must be released by NMRC where such release is required pursuant to a request under the Freedom of Information Act (FOIA) (5 USC 552). NMRC shall protect Data that are properly marked CUI, Proprietary Information of NUCYCLE or FRAUNHOFER or Restricted Access Information from release under the FOIA for as long as the marked Data meet the definition of CUI, Proprietary Information or Restricted Access Information.

Except as provided in Article 7.1.1.5, prior to release of any NUCYCLE or FRAUNHOFER Data by NMRC, NMRC shall promptly notify NUCYCLE and/or FRAUNHOFER of any request for Data of NUCYCLE and/or FRAUNHOFER regardless of whether the requested Data are marked Proprietary Information.

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7.1.2 Subject Data

7.1.2.1 Delivery of Requested Subject Data

Each Collaborator shall have the right to review and receive delivery of all Subject Data generated by the other Collaborators. Requested Subject Data shall be delivered to the requesting Collaborator within fifteen (15) days of the request.

7.1.2.2 Rights in Subject Data

Except as represented in Article 4.4.2, the Collaborators shall have Unlimited Rights in all Subject Data that are not Proprietary Information or Restricted Access Information.

Notwithstanding 15 USC 3710a, NUCYCLEgrants Government Purpose Rights in any NUCYCLE Subject Data furnished by NUCYCLE to NMRC under this Agreement that are properly marked as Proprietary Information.

Notwithstanding 15 USC 3710a, FRAUNHOFER grants Government Purpose Rightsin any FRAUNHOFER Subject Data furnished by FRAUNHOFER to NMRC under this Agreement that are properly marked as Proprietary Information.

The Government has Government Purpose Rights in Subject Data that are Restricted Access Information.

7.1.3 Rights in Non-Subject Data

The Collaborators shall have Unlimited Rights in any Non-Subject Data delivered under this Agreement that are (a) not Proprietary Information.

Each Collaborator has a limited right to use, reproduce, and disclose to its employees for use in support of the Cooperative Work any Non-Subject Data that are marked as Proprietary Information in accordance with Article 7.1.1.3 and are provided by NUCYCLE and FRAUNHOFER under this Agreement. Such Proprietary Information can be used only for the purpose of performing the Cooperative Work unless consent to other use or disclosure is obtained from the Collaborator providing the marking.

NUCYCLE and FRAUNHOFER shall have a limited right to use, reproduce, or disclose Non-Subject Data that may describe one or more Inventions in which the Government owns or may own a right, title or interest, if such Non-Subject Data are provided by NMRC under this Agreement. In accordance with 35 USC 205, such Non-Subject Data are to be held in confidence. Such Non-Subject Data shall be properly marked by NMRC and the limited rights of NUCYCLE and FRAUNHOFER shall be defined by a separate non-disclosure agreement.

7.2     Copyrights

7.2.1 Copyright by NUCYCLE and FRAUNHOFER

NUCYCLE and FRAUNHOFER may each copyright its own works of authorship prepared pursuant to this Agreement if eligible for copyright protection under Title 17 USC.

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7.2.2 Copyright License to the Government

NUCYCLE and FRAUNHOFER grant to the Government a nonexclusive, irrevocable, paid-up license in copyrighted works of authorship, including software (17 USC 106) prepared pursuant to this Agreement for any purpose, consistent with the rights in Data described in Article 7.1.

7.2.3 Copyright Statement

NUCYCLE and FRAUNHOFER shall include the following statement on any text, drawing, mask work or other work of authorship, that may be copyrighted under 17 USC, that is created by it in the performance of this Agreement:

"The U.S. Government has a copyright license in this work pursuant to a Cooperative Research and Development Agreement with the Naval Medical Research Center".

7.3 Trademarks and Service Marks

7.3.1 Ownership of Trademarks and Service Marks

The Collaborator first establishing a trademark or service mark for goods or services with which the mark is used shall be considered the owner of the mark.

7.3.2 Obligation of Employees to Report Trademarks and Service Marks

Employees of all Collaborators shall report the adoption of a trademark or service mark associated with the Cooperative Work to their employer within thirty (30) days of the first use of the mark. Use includes internal use of any product or service of the Cooperative Work.

7.3.3 Obligation of Collaborators to Notify Each Other

Each Collaborator shall notify the other Collaborators within thirty (30) days of their employee's report of the first use of a trademark or service mark.

7.3.4 Responsibility for Filing an Application for Trademark or Service Mark

The Collaborator owning a trademark or service mark shall establish the use of the mark in infra- and interstate commerce and shall be responsible, at its expense, for filing all applications for trademark or service mark registration as appropriate.

7.3.5 License to Use Trademark or Service Mark

The Collaborator owning the trademark or service mark as defined in Article 7.3.1, shall grant a paid-up, irrevocable, nonexclusive license to the other Collaborators for use of the trademark or service mark on the goods or services for which the mark is intended to be used. All Collaborators that do not own the mark may not sublicense their right to use the mark to any third party.

7.4     Subject Inventions

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7.4.1 Obligation to Report Subject Inventions

7.4.1.1 Collaborators' Instructions to Employees

Each Collaborator shall instruct its employees to submit an Invention Disclosure to that Collaborator for all innovations, solutions to technical problems, or unique increases to the general body of knowledge resulting from the Cooperative Work. For the purposes of this Article, these innovations, solutions, and increases to knowledge shall be deemed Inventions.

7.4.1.2 Timely Invention Disclosure by Inventors

Within ninety (90) days of Making an Invention resulting from the Cooperative Work, unless a shorter time period is required by circumstances, the inventor(s) shall submit an Invention Disclosure to their employer.

In the case of an Invention Made jointly by inventors from more than one Collaborator, the inventors shall submit an Invention Disclosure with their respective employer.

7.4.1.3 Obligation to Provide Invention Disclosures to the Other Collaborators

Each Collaborator shall provide the other Collaborators with a copy of each Invention Disclosure reporting a Subject Invention within sixty (60) days of receiving the Invention Disclosure from its inventor(s).

7.4.2 Determination of Subject Inventions

The Collaborators shall review each Invention Disclosure resulting from the Cooperative Work and shall confer and consult to determine whether an Invention Disclosure represents a Subject Invention.

7.4.3 Title to and Ownership of Subject Inventions

Each Collaborator shall be entitled to own the Subject Inventions of its employees. Each Collaborator shall cooperate with the other Collaborators to obtain inventor signatures on Patent Applications, assignments or other documents required to secure Intellectual Property protection. For any Invention Made jointly by employees of more than one Collaborator, each inventing Collaborator shall have ownership of the Subject Invention in the form of an undivided interest. As between NUCYCLE and FRAUNHOFER, however, the parties hereby acknowledge that any Invention owned or controlled by FRAUNHOFER, as a result of the work under this CRADA, in the area of expression, engineering, testing, production and validation of human vaccines, human antibodies and human therapeutic proteins in plants shall be licensed and/or assigned to NUCYCLE pursuant to the terms and conditions of the Technology Transfer Agreement dated as of December 18, 2003 between NUCYCLE and FRAUNHOFER.

7.4.4 Filing of Patent Applications

7.4.4.1 Filing of Patent Applications on Solely Made Inventions

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Each Collaborator has primary responsibility for filing Patent Applications on the Subject Inventions of its employee(s).

Notwithstanding such primary responsibility, by mutual agreement, the Collaborators may identify which Collaborator shall file a Patent Application on any Subject Invention.

7.4.4.2 Filing of Patent Applications on Jointly Made Inventions

In the case of an Invention jointly Made by employees of more than one Collaborator, the inventing Collaborators shall confer and agree as to which Collaborator will file any Patent Application. Officers of the non-filing Collaborators shall cooperate with the filing Collaborator to obtain signatures on documents that are needed to file a Patent Application.

7.4.4.3 Preserving Intellectual Property Rights

The Collaborator responsible for filing of a Patent Application on any Subject Invention shall file such Patent Application at least sixty (60) days prior to any bar date, if possible, or one (1) year from the date the Invention Disclosure was received, whichever comes first. If no Patent Application is filed within the specified time period, any other Collaborator may assume control of filing the Patent Application and take title to the Subject Invention on ten (10) days written notification. Any Collaborators that relinquished the responsibility to file shall retain a nonexclusive, irrevocable, paid-up license to practice the Subject Invention or have the Subject Invention practiced throughout the world by or on its behalf, but shall not have the right to sublicense that Subject Invention.

7.4.4.4 Filing Deadlines

The Collaborator responsible for filing any Patent Application for a Subject Invention shall notify the other Collaborators of all filing deadlines for prosecution of any Patent Application and maintenance of any patents on the Subject Invention. Notwithstanding the primary responsibility defined in Article 7.4.4.1, sixty (60) days prior to any response deadline, where possible, the Collaborators shall confer to determine if the filing Collaborator intends to respond to the response deadline. The non-filing Collaborators will be permitted to take action if the filing Collaborator declines.

7.4.4.5 Copies and Inspection

7.4.4.5.1 Copies of Prosecution Papers

Each Collaborator filing a Patent Application on a Subject Invention shall provide the other Collaborators with a copy of any communication relating to prosecution of said Patent Application within thirty (30) days of receipt of such communication.

7.4.4.5.2 Access to Patent Application File and Right to Make Copies

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Upon written request, the filing Collaborator shall give the other Collaborators an Associate Power of Attorney, with authorization to access the Patent Application, make copies, and, in the event the filing Collaborator fails or declines to take action, do all that is necessary to secure Intellectual Property protection for the Subject Invention.

7.4.4.6 Rights of Inventors if the Collaborators Decline to File a Patent Application

In the event all Collaborators decline to file a Patent Application on a Subject Invention, the Government will renounce its entitlement and leave its rights to the inventor(s) who may retain ownership of the Invention, subject to the retention by each Collaborator of a nonexclusive, irrevocable, paid-up license to practice the Subject Invention or have the Invention practiced throughout the world by or on its behalf.

In the event all Collaborators decline to file a Patent Application on a Subject Invention, NUCYCLE or FRAUNHOFER may, at its sole discretion, renounce its entitlement and leave its rights to the inventor(s) who may retain ownership of the Invention, subject to the retention by each Collaborator of a nonexclusive, irrevocable, paid-up license to practice the Subject Invention or have the Invention practiced throughout the world by or on its behalf.

7.4.5 Nonexclusive License to Subject Inventions

7.4.5.1 Nonexclusive License Grant

Each Collaborator grants to the other Collaborators a nonexclusive, irrevocable, paid-up license to practice a Subject Invention Made by employees of the granting Collaborator or have the Subject Invention practiced throughout the world by or on behalf of the other Collaborators. No nonexclusive license granted under this Agreement shall permit licensee to grant sublicenses.

7.4.5.2 Confrmatory Nonexclusive License Agreement

Each Collaborator has the obligation to provide a Confirmatory License Agreement, to be negotiated in good faith at that time, to the other Collaborators for each nonexclusive license within ninety (90) days of the date of filing.

7.4.6 Option for Exclusive License to Subject Inventions

NMRC gives NUCYCLE first and FRAUNHOFER second the option of acquiring an Exclusive License for the Field and all vaccine use in diagnostics and immunotherapy applications in the Government's rights in any Subject Invention Made in whole or in part by a NMRC employee subject to the nonexclusive license granted under Article 7.4.5.1. For NUCYCLE or FRAUNHOFER that exercise this option the licenses shall be Co¬Exclusive. These licenses shall be for reasonable consideration.

In order for NUCYCLE or FRAUNHOFER to exercise this option, they must notify NMRC in writing within one hundred and eighty (180) days of the filing of a Patent Application where NMRC is an assignee. Should NUCYCLE or FRAUNHOFER decide to exercise this option, then the one that exercises this right shall notify the other of its decision to do so, simultaneously with the notification to NMRC. Unless another time period is

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mutually agreed upon between the Collaborators, NUCYCLE must execute an Exclusive License to the Subject Invention within one hundred and eighty (180) days of election to exercise the option, or the Invention shall be made available for licensing to FRAUNHOFER. FRAUNHOFER must execute an Exclusive License to the Subject Invention within one hundred and eighty (180) days of election to exercise the option, or the Invention shall be made available for licensing by the public in accordance with 37 CFR Part 404.

Any Exclusive License granted by the Government in a Subject Invention is subject to the statutorily required reservation by the Government of a nonexclusive, irrevocable, paid-up license to practice the Subject Invention or have that Subject Invention practiced throughout the world by or on behalf of the Government (15 USC 3710a).

7.4.7 Limitation on Assignment of Licenses Granted Under This Agreement

No license granted to NUCYCLE or FRAUNHOFER under this Agreement shall be assigned, licensed or otherwise disposed of except to the successor in interest of that part of that Collaborator's business to which such license pertains.

7.4.8 Termination of License Granted and Cancellation of Exclusive License Option to Subject Inventions

7.4.8.1 Exclusive Licenses and Exclusive License Option

NMRC may terminate any Exclusive License or cancel any option for an Exclusive License to a Subject Invention granted NUCYCLE under this Agreement in the event that:

(a) NUCYCLE is in default for failure to make payment as agreed in Article 5; or

(b) The Agreement is terminated unilaterally by NUCYCLE; or

(c) NUCYCLE fails to perform according to the Statement of Work(); or

(d) NUCYCLE becomes a foreign owned, controlled, or influenced (FOCI) organization that does not qualify under the requirements of Executive Order 12591, Section 4(a).

7.4.8.2 Nonexclusive Licenses

NMRC shall terminate any nonexclusive license to a Subject Invention granted to NUCYCLE under this Agreement if NUCYCLE becomes a FOCI organization that does not qualify under the requirements of Executive Order 12591, Section 4(a).

7.4.9 Exclusive Licenses and Exclusive License Option

FRAUNHOFER may terminate any Exclusive License or cancel any option for an Exclusive License to a Subject Invention granted NUCYCLE under this Agreement in the event that:

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(a) NUCYCLE is in default for failure to make payment as agreed in Article 5; or

(b) The Agreement is terminated unilaterally by NUCYCLE; or

(c) NUCYCLE fails to perform according to the Statement of Work(); or

(d) NUCYCLE becomes a foreign owned, controlled, or influenced (FOCI) organization that does not qualify under the requirements of Executive Order 12591, Section 4(a).

7.5     Non-Subject Inventions

7.5.1 Ownership of Non-Subject Inventions

Each Collaborator owns its Non-Subject Inventions.

7.5.2 Rights Under Other Agreements

Nothing in this Agreement is intended to change the rights in Intellectual Property acquired by the Collaborators in any other contract or agreement between NUCYCLE and the Government.

Nothing in this Agreement is intended to change the rights in Intellectual Property acquired by the Collaborators in any other contract or agreement between FRAUNHOFER and the Government.

7.5.3 No License to Non-Subject Inventions

This Agreement does not grant any Collaborator a license, express or implied, to any Non-Subject Invention.

7.5.4 Preexisting Non-Subject Inventions Pertinent to the Cooperative Work

Non-Subject Inventions Made prior to the Effective Date and pertinent to the Cooperative Work that are specifically identified as property of NMRC include but are not limited to the following:

US Patent Application No. 09/747,521, "Methods for Protection Against Lethal Infection with Bacillus Anthracis," filed 12/21/2000

US Divisional Patent Application No. 10/105,695, "Methods for Protection Against Lethal Infection with Bacillus Anthracis," filed 03/25/2002

US Divisional Patent Application No. 10/106,014, "Methods for Protection Against Lethal Infection with Bacillus Anthracis," filed 03/25/2002

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US Divisional Patent Application No. 10/105,694, "Methods for Protection Against Lethal Infection with Bacillus Anthracis," filed 03/25/2002

Canadian Patent Application under PCT/USOO/34912, "Methods for Protection Against Lethal Infection with Bacillus Anthracis."

Australian Patent Application No. 27329/01, "Methods for Protection Against Lethal Infection with Bacillus Anthracis."

European Patent Application No. 00990284.2, "Methods for Protection Against Lethal Infection with Bacillus Anthracis,"

Non-Subject Inventions Made prior to the Effective Date and pertinent to the Cooperative Work that are specifically identified as property of FRAUNHOFER and NUCYCLE include but are not limited to the following and corresponding national phase applications, if any:

Title	Ty pe	Identifier

Virus Induced Gene Silencing	Patent Appl.	US Pat,Appl.Ser.No. 10/205,562
	Patent Appl.	Intl. Pat.Appl.No. PCT/US03/23520
Choate Docket Nos. 2002645-0035 and 2002645-0036

Coevolution to Counter Drug Resistance	Prov.Patent Appl.	US Pat. Appl.Ser.No. 60/416,819
ReedSmith Docket # 02-40114- US(883192.20005)

Expression of Foreign Sequences in Plants	Prov.Patent Appl.	US Pat.Appl.Ser.No. 60/424,275 Choate, Hall & Stewart DKT # 2002645 - 0039
	Prov.Patent Appl.	US Pat.Appl.Ser.No. 60/465,474 Choate, Hall & Stewart DKT #2002645-0041
	Patent Appl.	Intl. Pat.Appl.No. PCT/US03/35869 Choate, Hall & Stewart DKT # 2002645-0040

Method to Assess Quorum Sensing Potential	Prov.Pat. Appl.	US Pat.Appl.Ser.No. 60/346,531
	Patent Appl.	US Pat.Appl.Ser.No.10/338,110 ReedSmith Docket # 03-40025- US(883192.20009)
	Patent Appl.	Intl. Pat.Appl.No. PCT/US03/00479 ReedSmith Docket # 03-40025- WO(883192.20008)

Method for Accessing Microbial Diversity	Prov.Pat . Appl.	US Pat.Appl.Ser.No. 60/355,177
	Patent Appl.	US Pat.Appl.Ser.No. 10/349,335 ReedSmith Docket # 03-40026- US(883192.20007)
	Patent Appl.	Intl. Pat.Appl.No. PCT/US03/03078

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Reedsmith Docket # 03-40026-WO(883192.20006)

Transient Expression of Proteins in Plants	Prov, Pat. Appl.	US Pat.Appl.Ser.No. 60/444,615
	Patent Appl.	Intl. Pat.Appl.No. PCT/USO4/003169 US Pat. Appl. Ser. No. 10/770,600 Choate, Hall & Stewart DKT # 2002645-0012,2002645-0021,2002645-0022

New Carrier Molecule	Prov. Pat. Appl.	US Pat. Appl.Ser.No. 60/472,495
	Patent Appl.	PCT/USO4/016452 Choate, Hall & Stewart DKT # 2002645- 0037 and 2002645-0038

Systems and Methods for Clonal Expression in Plants	Prov. Pat. AppL	US Pat. Appl. Ser.No. 60/546,339 Choate, Hall & Stewart DKT # 2002645 -0028

7.6 Research License

Each Collaborator shall allow the other Collaborators to practice any of its Non¬Subject Inventions only for the purpose of performing the Cooperative Work.

No license, express or implied, for commercial application(s) is granted to any Collaborator in Non-Subject Inventions by performing the Cooperative Work.

For commercial application(s) of Non-Subject Inventions, a license must be obtained from the owner.

Article 8.     TANGIBLE PROPERTY

8.1     Title to Preexisting Tangible Property

Each Collaborator shall retain title to all Tangible Property to which it had title prior to the Effective Date of this Agreement.

8.2     Tangible Property Purchased by Collaborators to Perform the Cooperative Work

Each Collaborator shall retain title to all Tangible Property that it purchases during the period of this Agreement. Neither NUCYCLE nor FRAUNHOFER can take title to any Government Tangible Property under this Agreement. Collaborator consumables to be used in the Cooperative Work of this Agreement are the property of the purchasing Collaborator until consumed.

8.3     Title to Developed Tangible Property

All Tangible Property developed under this Agreement with all components purchased by one Collaborator shall be the property of that Collaborator. Tangible Property having any component purchased by NMRC shall be the property of the Government, unless such Tangible Property can reasonably be separated without damage to the other individual components. After this Agreement is completed, expired, or terminated, if separation of

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components can be made without damage, the Collaborators may, by mutual agreement, separate the Tangible Property into its components and the separated components shall remain the property of the Collaborator that purchased them.

8.4     Tangible Property Operational and Disposition Costs

During the period of and upon completion, expiration, or termination of this Agreement, each Collaborator shall be responsible for all costs of maintenance, removal, storage, repair, disposal, and shipping of all Tangible Property to which it has title.

8.5     Disposal of Tangible Property

Disposal of Tangible Property shall be in accordance with applicable U.S. Federal, State, and local property disposal laws, environmental laws, and regulations.

Article 9.     LIABILITY

9.1     Extent of Government Liability

The Government shall be solely liable for the negligent or wrongful acts of its officers and employees to the extent provided for in the Federal Tort Claims Act (28 USC 2671 et. seq.) and in other applicable laws and regulations of the United States that specifically waive sovereign immunity. Nothing in this Agreement shall be construed as a waiver of the sovereign immunity of the United States.

9.2     Extent of Non-Navy Collaborators Liability

NUCYCLE is solely responsible for its actions and the actions of those acting for NUCYCLE in the performance of this Agreement and for any damages that may arise from any suit, action, or claim, and for any costs from or incidental to any suit, action, or claim, including but not limited to settlement and defense costs. Further, NUCYCLE agrees that in any suit, action or claim brought by anyone not a party to this Agreement based on actions of NUCYCLE, NUCYCLE shall not pursue any actions to enter the Government as a party in such suit, action or claim unless the Government has some liability under the Federal Tort Claims Act.

FRAUNHOFER is solely responsible for its actions and the actions of those acting for FRAUNHOFER in the performance of this Agreement and for any damages that may arise from any suit, action, or claim, and for any costs from or incidental to any suit, action, or claim, including but not limited to settlement and defense costs. Further, FRAUNHOFER agrees that in any suit, action or claim brought by anyone not a party to this Agreement based on actions of FRAUNHOFER, FRAUNHOFER shall not pursue any actions to enter the Government as a party in such suit, action or claim unless the Government has some liability under the Federal Tort Claims Act.

9.3     Force Majeure

No Collaborator shall be liable for the consequences of any force majeure that (1) is beyond its reasonable control; (2) is not caused by the fault or negligence of such Collaborator; (3) causes such Collaborator to be unable to perform its obligations under this Agreement; and (4) cannot be overcome by the exercise of due diligence. In the event of the

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occurrence of a force majeure, the Collaborator unable to perform shall promptly notify the other Collaborators. The remaining Collaborators may choose to continue performance without the non-performing Collaborator or they may choose to suspend performance only for such period of time as is necessary for the non-performing Collaborator to overcome the result(s) of the force majeure and shall use their best efforts to resume performance as quickly as possible.

Article 10.     GENERAL PROVISIONS

10.1     Characteristics of the Agreement

10.1.1 Entire Agreement

This Agreement constitutes the entire agreement between the Collaborators concerning the present Cooperative Work and supersedes any prior understanding or written or oral agreement relative to the Cooperative Work between NUCYCLE and NMRC.

10.1.2 Severability

The illegality or invalidity of any Article of this Agreement shall not impair, affect, or invalidate any other Article of this Agreement.

10.1.3 Interpretation of Headings

Headings of the Articles of this Agreement are for convenience of reference only and do not form a part of this Agreement and shall in no way affect the interpretation thereof.

10.2 Agreements Between Collaborators

10.2.1 Governing Laws

United States Federal Laws shall govern this Agreement for all purposes.

10.2.2 Independent Parties/Entities

The relationship of the Collaborators to this Agreement is that of independent parties and not as agents of each other, partners, or participants in a joint venture. Each Collaborator shall maintain sole and exclusive control over its personnel and operations.

10.2.3 Assignment/Subcontracting

10.2.3.1 No Collaborator may allow third parties to perform any part of the Cooperative Work under this Agreement without express written consent of the other Collaborators. If consent is obtained, the Collaborator requesting such consent shall remain fully responsible for the portion of the Cooperative Work to be accomplished under a third-party agreement, and the third party is not a Collaborator of this Agreement. Any third-party agreement to perform a portion of the Cooperative Work shall contain terms consistent with this Agreement.

I

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10.2.3.2 This Agreement shall not be assigned or otherwise transferred by any Collaborator without the prior written consent of the other Collaborators, except to the successor of that part of a Non-Navy Collaborator's business to which this Agreement pertains.

10.2.3.31f any Non-Navy Collaborator or its successor or assignee is a U.S. company, and becomes, during the term of this Agreement or thereafter, directly or indirectly owned, controlled, or influenced by a foreign company or government (FOCI), then that Non-Navy Collaborator or its successor or assignee shall promptly notify NMRC to that effect.

10.2.4 Disputes

10.2.4.1 Settlement and Resolution

NMRC, NUCYCLE and FRAUNHOFER agree to use reasonable efforts to reach a fair settlement of any dispute. If such efforts are unsuccessful, remaining issues in dispute will be referred to the signatories of this Agreement or their successors for resolution. If a dispute continues, the remaining issues may be submitted to the Chief of Naval Research (CNR), or the CNR designee, for resolution. This Agreement does not prevent any Collaborator from pursuing disputes in a U.S. Federal court of competent jurisdiction. No Collaborator will pursue litigation in a U.S. Federal court until after the CNR, or the CNR designee, decides the dispute, or until sixty (60) days after the dispute was first submitted to the CNR, or the CNR designee, whichever comes first.

10.2.4.2 Continuation of Cooperative Work

If payments or installment payments are to be made as stated under Article 5, NMRC will not start or continue cooperative work until payments or installment payments are received.

10.2.5 Waivers

None of the provisions of this Agreement shall be considered waived by any Collaborator unless such waiver is given in writing to the other Collaborators, signed by the executing official of this Agreement or the official's successor having the authority to bind the Collaborator making the waiver. The failure of any Collaborator to insist upon strict performance of any of the terms and conditions herein, or failure or delay to exercise any rights provided herein or by law shall not be deemed a waiver of any right of any Collaborator under this Agreement.

10.2.6 Use of Name or Endorsements

Except as provided for in Article 7.2.3, neither NUCYCLE nor FRAUNHOFER shall use the name of NMRC or any other Government entity on any product or service that is directly or indirectly related to either this Agreement or any patent license or assignment associated with this Agreement without the prior approval of NMRC. By entering into this Agreement, NMRC does not directly or indirectly endorse any product or service provided, or to be provided, by NUCYCLE or FRAUNHOFER, or their successors, assignees, or licensees. Neither NUCYCLE nor FRAUNHOFER shall in any way imply that the Department of the Navy endorses any such product or service.

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Except as provided for in Article 7.2.3, neither NMRC or the Navy shall use the name of NUCYCLE or FRAUNHOFER on any product or service that is directly or indirectly related to either this Agreement or any patent license or assignment associated with this Agreement without the prior approval of NUCYCLE. By entering into this Agreement, NUCYCLE does not directly or indirectly endorse any product or service provided, or to be provided, by NMRC or the Government, or their successors, assignees, or licensees. Neither NMRC nor the Navy or other Governmental entity shall in any way imply that either NUCYCLE or FRAUNHOFER endorses any such product or service.

10.3     Environment, Safety, and Health

Each Collaborator shall be responsible for the handling, control, and disposition of any and all hazardous substances or waste in its custody during the course of this Agreement. At the conclusion of this Agreement, each Collaborator shall be responsible for the handling, control, and disposition of any and all hazardous substances or waste still in its possession. Each Collaborator shall obtain at its own expense all necessary permits and licenses as required by U.S. Federal, State, and local law and shall conduct such handling, control, and disposition in a lawful and environmentally responsible manner. Each Collaborator is responsible for all required environmental, safety, and health compliance, notice, and monitoring related to its facility in accordance with U.S. Federal, State, and local law and regulations. Collaborators shall abide by the environmental, safety, and health directives of the host facility in which the Cooperative Work is being performed, and any U.S. Federal, State, or local laws and regulations pertaining to environment, safety, and health that are applicable to the host facility.

10.4     U.S. Competitiveness

NUCYCLE and FRAUNHOFER agree that any product, process, or service using Intellectual Property arising from the performance of this Agreement shall be manufactured substantially in the United States.

10.5     Public Release of This Agreement

This Agreement, without funding information (Article 5) and Appendices, may be released to the public.

Article 11.     MODIFICATIONS AND NOTICES

11.1 Amendments

If a Collaborator wishes to modify this Agreement, the Collaborators shall confer in good faith to determine the desirability of such modification. Such modification shall not be effective until a written amendment is signed by all executing officials of the Collaborators of this Agreement or their successors.

11.2     Termination

11.2.1 Termination by Mutual Consent

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The Collaborators may elect to terminate this Agreement at any time by mutual consent of all Collaborators. Such termination shall not be effective until a written termination agreement is signed by the executing officials of all Collaborators of this Agreement or their successors.

11.2.2     Unilateral Termination

NMRC may unilaterally terminate this entire Agreement at any time by giving the other Collaborators written notice signed by its executing official of this Agreement or his/her successor, not less than thirty (30) days prior to the desired termination date. NUCYCLE or FRAUNHOFER may unilaterally terminate its involvement in this Agreement at any time by giving the other Collaborators written notice signed by its executing official of this Agreement or his/her successor, not less than thirty (30) days prior to the desired termination date. If NUCYCLE or FRAUNHOFER unilaterally terminates its involvement in this Agreement, any option for an Exclusive License to a Subject Invention and any Exclusive License to a Subject Invention granted by or pursuant to this Agreement shall simultaneously be terminated with respect to that entity.

If the remaining Non-Navy Collaborator and NMRC also wish to terminate this Agreement, they may do so in accordance with Article 11.2.1. If the remaining Non-Navy Collaborator and NMRC wish to continue this Agreement, an amendment in accordance with Article 11.1 will be written to modify the Agreement to accommodate this change and the withdrawal of the exiting Non-Navy Collaborator. This amendment will be signed after the termination date of the unilaterally terminating Collaborator.

11.3     Notices

All notices pertaining to or required by Articles of this Agreement, except those pertaining solely to the prosecution of any patent, trademark, or service mark, shall be in writing and shall be signed by an authorized representative of the Technology Transfer Office for NMRC or the preferred contact for NUCYCLE and FRAUNHOFER, and all such notices shall be delivered by hand, sent by courier with proper registration, or sent by certified mail, return receipt requested, with postage prepaid, addressed as follows:

If to Naval Medical Research Center:

Office of Technology Transfer

Naval Medical Research Center

503 Robert Grant Ave.

Silver Spring, MD 20910-7500

If to NUCYCLE:
Dr. Orn Adalsteinsson
NUCYCLE Therapy, Inc.
415 McFarlan Rd.
Kennett Square, PA 19348
Eric Friedman
Integrated BioPharma, Inc.
225 Long Av.
Hillside, NJ 07205

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If to FRAUNHOFER:

Dr. Vidadi Yusibov
Fraunhofer USA Center for Molecular Biotechnolgy
9 Innovation Way, Suite 200
Newark, DE 19711

A Collaborator shall notify the other Collaborators of a change of address in the manner set forth above.

Notices pertaining solely to the prosecution of any patent, trademark, or service mark related to this Agreement shall be in writing and shall be signed by and sent to the Collaborator's legal counsel for Intellectual Property. Legal counsel for Intellectual Property for each Collaborator shall send a copy of any such notice to the Technology Transfer Office for NMRC. If any Collaborator fails to identify such counsel upon request, then such notices shall be sent to the points of contact specified above.

Article 12.     SURVIVING PROVISIONS

The Articles covering Definitions, Representations and Warranties, Funding, Reports and Publications, Intellectual Property, Tangible Property, Liability, General Provisions, Modifications and Notices, and Surviving Provisions shall survive the completion, termination, or expiration of this Agreement.

Article 13.     DURATION

This Agreement expires on August 30, 2005, unless otherwise extended in writing according to the provisions of Article 11 and funding is available. This Agreement may be extended by mutual written consent, under the same terms, for one (1) year intervals .

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Article 14.     SIGNATURES

For NUCYCLE:

I, the undersigned, am duly authorized to bind NUCYCLE THERAPY, INC. to this Agreement and so so by affixing my signature hereto.

Entered into this _17_ day of August 2004,

By: /s/ Orn Adalsteinsson
Name: Orn Adalsteinsson
Title: President

For FRAUNHOFER:

I, the undersigned, am duly authorized to bind FRAUNHOFFR USA, Inc. to this Agreement and do so by affixing my signature hereto.

Entered into this _17_ day of August 2004,

By: /s/ William F. Hartman
Name:     William F. Hartman
Title:     Vice President

For the Department of the Navy:

I, the undersigned, by 15 U.S. Code 3710a and Navy regulations, am duly authorized to bind the U.S. Navy to this Agreement and do so by affixing my signature hereto.

Entered into this 10th day of September 2004

By: /s/ Richard B. Oberst
Name: RICHARD B. OBERST
CAPT, MSC, USN
Title: Commanding Officer
Navy Organization: Naval Medical Research Center